October 6, 1995




Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:  Hibernia Corporation
     Current Report on Form 8-K
     Commission File No. 1-10294

Dear Sirs:

     Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

     Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

     Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                              Very truly yours,


                              /s/ RANDOLF F. KASSMEIER
                              Randolf F. Kassmeier
                              Vice President and Associate Counsel

RFK/gbp
Enclosures

cc:  Joseph Lomnicky
     Ron E. Samford, Jr.
     Stephen D. M. Schuetz

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 6, 1995
                                                 _________________
                                                 September 7, 1995




                      Hibernia Corporation
       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294                72-0724532
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5332

Item 5.   Other Events.

     On September 7, 1995, the Registrant announced that it had agreed to merge with Bunkie Bancshares, Inc., a state bank headquartered in Bunkie, Louisiana, subject to the satisfaction of certain conditions, including receipt of required regulatory approvals.


                          EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

 28.24              News Release issued by the Registrant
                    on September 7, 1995                 3

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                        (Registrant)


Date:     October 6, 1995          By:  /s/ RONALD E. SAMFORD, JR.
                                        Ronald E. Samford, Jr.
                                        Chief Accounting Officer

                          EXHIBIT 28.24

                          NEWS RELEASE
                      HIBERNIA CORPORATION

For Additional Information:             For Release:

                                        IMMEDIATE
                                        September 7, 1995


MEDIA INQUIRIES:
Jim Lestelle, Manager
Corporate Communications
Office:  (504) 533-5482
Home:  (504) 488-8826

INVESTOR INQUIRIES:
Linda Meche, Manager
Finance & Investor Relations
Office:  (504) 533-2180
Home:  (504) 832-3604

             HIBERNIA MERGER WITH BUNKIE BANCSHARES
           WOULD EXPAND COVERAGE OF CENTRAL LOUISIANA

     NEW ORLEANS -- Hibernia announced today it has signed a definitive agreement to merge with Bunkie Bancshares, Inc., parent of Bunkie Bank & Trust Company.

     The transaction would expand Hibernia's coverage of Central
Louisiana to Avoyelles Parish. Bunkie's 32% deposit market share, the largest in Avoyelles, would increase Hibernia's share in the region to 26% from 19%.

     Bunkie Bank & Trust, founded in 1953, had $109 million in assets at June 30, 1995, and three offices: one each in Bunkie, Cottonport and Marksville.

     Bunkie shareholders would receive approximately 170 shares of Hibernia stock for each Bunkie share in a tax-free pooling of interests, or 1,874,760 shares of Hibernia stock valued at approximately $19.7 million. The merger is subject to approvals by regulators and Bunkie shareholders and should be completed by the end of the year.

     "For decades, Bunkie Bank & Trust has supported the community with financial strength and a commitment to service," said Stephen
A. Hansel, Hibernia president and chief executive officer.
"They've been very successful, and Hibernia pledges to continue that tradition of customer service and hometown banking."

     "Hibernia has been well-established in neighboring Rapides
Parish for many years. With this merger, we'll have more banking offices in central Louisiana than any other bank."

     Hansel pointed out that Hibernia's statewide network, longer hours and 24-hour telebanking will enhance banking convenience for Bunkie customers. He also explained that its expansion into Avoyelles would make Hibernia's $7.2 billion in resources and its comprehensive products and services, including investment products, available to more agribusinesses, consumers and small businesses.

     Lynn Bordelon, president of Bunkie Bank & Trust, will serve as Hibernia's area president.

     "We're pleased that so many customers have placed their trust in Bunkie Bank over the years," Bordelon said. "I know they'll appreciate the new products Hibernia will offer, and they'll continue to receive excellent service from the same hometown people they know today. Our partnership with Hibernia will help our customers, our community and our employees."

     Bordelon also emphasized that Hibernia is serious about its corporate citizenship, donating approximately $1.5 million annually throughout the state for education, health and human services, community services, and art and culture. "That commitment will continue in Avoyelles Parish," he said, "because Hibernia wants to improve the quality of life where its customers and employees live and work."

     Bunkie Bank & Trust customers should continue using their checks, making loan payments and conducting other transactions as usual.

     With another pending merger with First National Bank of Lake Providence in northeast Louisiana, Hibernia would have approximately $7.2 billion in assets and 165 banking locations serving 25 parishes and 60 cities, representing more than 70% of the state's population. It would be either first, second or third in deposit market share in 19 of these parishes.

     The company's common stock (HIB) is listed on the New York
Stock Exchange.
                              # # #

                       HIBERNIA'S MERGERS
                     COMPLETED MERGERS:  11
NAME                      LOCATION            ASSETS        OFFICES
                                              (in millions)

First Commercial Bank     Acadiana              $165           8

Bastrop National Bank     Northeast             $117           4

First National Bank of
  West Monroe             Northeast             $157           6

Southern National Bank
  at Tallulah             Northeast              $59           1

First National Bank of
  Jefferson Parish        Suburban New Orleans  $372           9

Pioneer Bank and Trust
  Co.                     Northwest             $351           8

First State Bank and
  Trust Company           Northshore            $146           7
                          New Orleans

American Bank             River Parishes         $89           5

State Bank and Trust
  Company                 River Parishes         $92           4

Progressive Bank and
  Trust                   Houma region          $142           6

Bank of St. John          River Parishes        $124           4


                       PENDING MERGERS:  2

NAME                      LOCATION            ASSETS        OFFICES
                                              (in millions)

First National Bank
  of Lake Providence      Northeast              $59           2

Bunkie Bank &
  Trust Company           Central               $109           3